EXECUTION COPY

LENDER ASSUMPTION AGREEMENT

This LENDER ASSUMPTION AGREEMENT (this “Assumption”), dated as of February 27, 2020, among, Aon plc, a public limited company organized under the laws of England and Wales (“Parent”), the financial institutions party hereto as lenders and identified in item 2(a) below (each a “New Lender”), and Citibank, N.A. (“Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by each New Lender.
RECITALS:
WHEREAS, reference is made to the Five-Year Credit Agreement dated as of October 19, 2017 (as amended, supplemented or modified from time to time, the “Credit Agreement”) among Parent, Aon Corporation, a Delaware corporation (“Aon Corporation” and, together with Parent, the “Borrowers”), the Lenders party thereto, the Administrative Agent and the other parties party thereto; and

WHEREAS, pursuant to Section 2.19(a) of the Credit Agreement, Parent delivered to the Administrative Agent on February 10, 2020, notice of its request that the Aggregate Commitments be increased by $350,000,000 (the “Commitment Increase”) to increase the Aggregate Commitments to $750,000,000.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Commitment; Assumption. Each New Lender (it being understood that any existing Lender shall constitute a “New Lender” hereunder to the extent of any increase in its existing Commitment) hereby assumes, subject to and in accordance with the terms set forth in this Assumption and the Credit Agreement, as of the Effective Date as set forth below, a Commitment in the amount identified below (as to each New Lender, its “Assumed Interest” and, collectively, the “Assumed Interests”).

(a)	New Lenders:
Citibank, N.A.
The Bank of New York Mellon
PNC Bank, National Association
Bank of Montreal
JPMorgan Chase Bank, N.A.
Barclays Bank PLC
ING Bank N.V., Dublin Branch
U.S. Bank National Association

(b)	Borrowers: Aon plc and Aon Corporation

(c)	Administrative Agent: Citibank, N.A., as the Administrative Agent under the Credit Agreement

(d)	Credit Agreement: The Five-Year Credit Agreement dated as of October 19, 2017 among Parent, Aon Corporation, the Lenders parties thereto, the Administrative Agent and the other agents parties thereto

(e)	Effective Date: February 27, 2020

(f)	Assumed Interest: The amount set forth opposite such New Lender’s name in Schedule 1 attached hereto.

2.
Lender Certifications. Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.2 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Assumed Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Assumed Interest and either it, or the Person exercising discretion in making its decision to acquire its Assumed Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assumption and to purchase its Assumed Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assumption and to commit to its Assumed Interest, and (vii) if it is a Lender that is not incorporated under the laws of the United States of America or a state thereof, attached to this Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.	Parent Certifications. By its execution of this Assumption, Parent hereby certifies that as of the Effective Date:

(a)	There exists no Default or Unmatured Default and none would result from the Commitment Increase.

(b)
The representations and warranties contained in Article V of the Credit Agreement are true and correct (in all respects to the extent qualified by “material” or “material adverse effect” and in all material respects to the extent not so qualified) as of the Effective Date immediately after giving effect to such Commitment Increase (or, to the extent that any such representation and warranty specifically refers to an earlier date, as of such earlier date).

4.
Assumption Fee. By its execution of this Assumption, Parent hereby agrees to pay to the Administrative Agent (for the account of the New Lenders party hereto) as fee compensation for each New Lender an amount equal to 0.07% of the aggregate principal amount of the Assumed Interests, which shall be divided among such New Lenders based on their pro rata share of the aggregate Assumed Interests on the Effective Date. The Assumption Fee will be fully earned, due and payable on, and subject to the occurrence of, the Effective Date.

5.
Recordation of the New Loans. Upon execution and delivery hereof and fulfillment of the other conditions set forth in Section 2.19(c) of the Credit Agreement, Administrative Agent will record the Assumed Interests as Commitments in the Register and promptly provide a copy of the Register to Parent.

6.
Enforceability. This Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. The Credit Agreement and the other Loan Documents are hereby ratified and affirmed in all respects, and this Assumption shall constitute a Loan Document for all purposes thereof.

7.
Counterparts. This Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assumption.

8.	Governing Law. This Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]
IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized signatory to execute and deliver this Amendment as of the date first listed above.

AON PLC, as Parent

By:______________________________
Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:______________________________
Name:
Title:

CITIBANK, N.A., as a New Lender

By:______________________________
Name:
Title:
THE BANK OF NEW YORK MELLON, as a New Lender

By:______________________________
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION, as a New Lender

By:______________________________
Name:
Title:
BANK OF MONTREAL, as a New Lender

By:______________________________
Name:
Title:
JPMORGAN CHASE BANK, N.A., as a New Lender

By:______________________________
Name:
Title:
BARCLAYS BANK PLC, as a New Lender

By:______________________________
Name:
Title:
ING BANK N.V., DUBLIN BRANCH, as a New Lender

By:______________________________
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION, as a New Lender

By:______________________________
Name:
Title:
Schedule 1
New Lender Commitment Schedule

New Lender	Assumed Interest
Citibank, N.A.	$40,000,000
The Bank of New York Mellon	$32,000,000
PNC Bank, National Association	$60,000,000
Bank of Montreal	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
Barclays Bank PLC	$40,000,000
ING Bank N.V., Dublin Branch	$40,000,000
U.S. Bank National Association	$38,000,000

Total:	$350,000,000.00

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